Exhibit 1A-1.1

DonaldCapital,LLCTheGraybarBuilding420LexingtonAve,Suite1402NewYork,NY10170April28,2022Mr.BillyCarsonCEO4BiddenKnowledge,Inc.2645ExecutiveParkDrive,Ste419Weston,FL33331DearMr.Carson,Re:Advisory,ConsultancyandInvestmentBankingAgreementBetweenDonaldCapital,LLC&4BiddenKnowledge,Inc.foraRegA+offeringThisisaconfidentialengagementletter(hereinafterthe"Agreement")andmayonlybeviewedbytheintendedrecipientsandtheirlegalrepresentation.4BiddenKnowledge,Inc.(the"Company"),whichincludesitssubsidiariesandaffiliates,isstrictlyprohibitedfromreproducingordisseminatingthisAgreementwithoutthepriorwrittenconsentofDonaldCapital,LLC("DC").1.ScopeofEngagementSubjecttoandinaccordancewiththetermssetforthinthisAgreement,theCompanyherebyengagesDCtorenderfinancialadvisoryandinvestmentbankingservicestotheCompanyonanexclusivebasisforthe12-monthperiod(the"EngagementPeriod")commencingonthelastdatesetforthacrossfromapartiessignaturehereto,(the"EngagementDate")andendingonthetwelve-monthanniversaryoftheEngagementDateunlessextendedbythemutualagreementofDCandtheCompany,giventimelydeliveryofnecessaryfinancialdocuments.2.RegA+Offering2.1TheengagementofDC,includestheexclusiveengagementofDCasleadplacementagentandcorporateadvisorinconnectionwithaTier1RegA+offering.TheCompanymayoffersharesofcommonstock,preferredstock,membershipinterests(the"Shares"),commonstockpurchasewarrants(the"Warrants")and/ornotes,convertiblenotes(the"ConvertibleNotes")andtogetherwithShares,Warrantsandanydebtfinancing("Securities")excludingloansincurredintheordinarycourseoftheCompany'sbusinessfromcommercialbankinginstitutions

DonaldCapital,LLCApril28,2022EngagementAgreement 2withoutanequitycomponent(the"ExcludedTransactions")asdeterminedbytheCompanyinconsultationwithDC.2.2DCwillassisttheCompanytoraisecapitalinaTier1RegA+offering.DCandtheCompanywillusetheir"bestefforts"toraisegrossproceedsof($20million)orsuchotheramountasagreedtobytheCompanyandtheInvestorsandaproposedFollowOnFinancinginanamounttobedetermined.TheactualtermsandamountoftheOfferingswilldependonmarketconditions,andwillbesubjecttonegotiationbetweentheCompany,DCandtheprospectiveinvestors;providedthattheCompanyshallbesolelyresponsiblefordeterminingthedefinitivetermsofanyOffering(includingthetermsofanySecuritiesoffered)andtheCompanymayacceptorrejectsubscriptionsfromInvestorsinitssolediscretion.TheCompanyexpresslyacknowledgesthat:(i)theOfferingswillbeundertakenona"bestefforts"basis,(ii)DCwillnotberequiredtopurchaseanySecuritiesfromtheCompany,and(iii)theexecutionofthisAgreementdoesnotconstituteacommitmentbyDCtoconsummateanytransactioncontemplatedher
eunderanddoesnotensureasuccessfulOfferingortheabilityofDCtosecureanyfinancingonbehalfoftheCompany.3.DCResponsibilities,RepresentationsandWarrantiesInconnectionwiththeEngagementPeriod,DCshallprovidetheCompanywithsuchregularandcustomaryinvestmentbankingservicesasisreasonablyrequestedbytheCompanyincluding,butnotlimitedtothefollowing:3.1ReviewandcommentontheOfferingMaterials(asdefinedbelow);3.2ReviewandadvisetheCompanyonitsbusinessplan,financialmodelandmarketingmaterialsforuseinconsummatingtheOfferings;3.3Businessreview,includingsitevisit,interviewswithkeymanagement,reviewinformationregardingtheCompany,capitalstructure,historicalfinancialstatements,managementbackground,useoffunds,timelinesandbudgets,IP,technology,managementsystems,marketposition,exitstrategy;3.4IdentifyandwiththeconsentoftheCompany,solicitstrategicpartners,accreditedandinstitutionalinvestors,privateequityfunds,hedgefundsandfamilyofficeswhoarenotexistingstockholders/membersofth
eCompanyasofthedatehereoforanyoftheentitieslistedonExhibit2hereto(the"PreviouslyContactedEntities")investintheOfferings;3.5ContactpotentialInvestorstodiscusstheOfferingandsolicitinvestmentintheOffering;3.6ActastheCompany'splacementagent(withorwithoutco-brokers,asdeterminedbyDCinitssolediscretion)fortheOfferings,andotherfutureofferingstheCompanymayseektoconsummateduringtheEngagementPeriod;

DonaldCapital,LLCApril28,2022EngagementAgreement 33.7ReviewInvestordocumentsincludinglettersofintent,termsheets,investmentproposalsandsubscriptionagreementsoneachInvestor;3.8DiscusswithmanagementgeneralproceduresfortheOfferings;3.9MaintainaduediligencefileontheOfferingsforreviewbySECand/ortheFinancialIndustryRegulatoryAuthority("FINRA").3.10AdvisetheCompanyonstrategiestoincreaseshareholdervalue;3.11AssisttheCompany'smanagementanditsshareholderswithsalesofitsCompanystock;3.12ParticipatewhenrequestedbytheCompany,withtheCompanyatInvestorconferences(travelexpensereimbursementbilledseparately)andonInvestorconferencecalls;and3.13Identifypotentialmergers,acquisitions,strategicrelationshipsandjointventurepartners.InconnectionwithprovidingservicesunderthisAgreementDCrepresentsandwarrantstotheCompanythatithasnottaken,andagreesthatitwillnottake,anyaction,directlyorindirectly,whichwouldmakeunavailablewithrespecttoanyOfferingtheexemption(s)fromregistrationavailableunderSection4(a)(2)oftheSecuritiesActor
anyotherapplicablelaw.AsofthedatehereofnoneofDCnoranyofficer,director,principalorequivalentofDCissubjecttoanyofthe"badactor"disqualificationsdescribedinRule506(d)(1)(i)through(viii)undertheSecuritiesActthatwouldresultintheCompanybeingdisqualifiedfromrelyingonRule506ofRegulationDpromulgatedundertheSecuritiesAct.DCwillensurethatneitherit,noranyofitsaffiliates,noranypersonactingonitsortheirbehalfhasengagedorwillengageinanygeneraladvertisingorgeneralsolicitation(asthosetermsareusedinRegulationDoftheSecuritiesAct)withrespecttotheOfferingunlessexpresslypermittedbytheCompany.DCrepresentsandwarrantsthatithasnotofferedandwillnotofferorsellanySecuritiestobeofferedinanOfferingotherthantoinvestorsitreasonablybelievesbaseduponinvestorrepresentationstobe"accreditedinvestors"asdefinedinRule501ofRegulationDoftheSecuritiesAct.TheofferingoftheSecuritiescontemplatedhereundershallbemadesolelypursuanttotheOfferingMaterials.DCisamemberingoodstandingofFINRA,isregisteredasabroker/dealerundertheSecuritiesExchangeActof1934,andislicensedasabroker/dealerinallstatesapplicabletotheoffersandsalesoftheSecuritiesintheOffering.4.ExclusivityDuringtheEngagementPeriod,theCompanyanditsaffiliatesagreenottosolicit,negotiatewithorenterintoanyagreementwithanyothersourceof

DonaldCapital,LLCApril28,2022EngagementAgreement 4financing(whetherequity,debtorotherwise),anyinvestmentbankingfirm,placementagent,financialadvisor,oranyotherpersonorentityinconnectionwithanofferingoftheCompany'sSecurities,excludingloansincurredintheordinarycourseoftheCompany'sbusinessfromcommercialbankinginstitutionswithoutanequitycomponent(the"ExcludedTransactions").TheCompanyrepresentsandwarrantsthat,duringtheEngagementPeriod,nootherpersonorentityhasanyrightstoprovideinvestmentbankingservicestotheCompany.Notwithstandingtheforegoing,theCompanyacknowledgesthatDCmayengageotherFINRAandSECmemberbroker-dealerstoparticipateasco-placementagentfortheOfferingand,subjecttotheCompany'spriorapproval,whichshallnotbeunreasonablywithheld,conditionedordelayed,uponappointmentofanysuchco-agent,suchco-agentshallautomaticallyreceivethebenefitsofthisagreement,includingtheindemnificationrightsprovidedforhereinand,ifrequested,theCompanywillexecuteaco-agencyagreementthatconfirmsthatsuchco-agentisentitledtothebenefit
softhisagreement,includingtheindemnificationrightsprovidedforherein.TheCompanywillnotberesponsibleforpayinganyplacementagencyfees,commissionsorexpensereimbursementstoanyco-agentsretainedbyDCthatareinexcessofthefeesandexpensereimbursementprovidedforinthisAgreement.5.CompanyDeliverables.PriortoandinconnectionwiththeOfferings,theCompanyshall:5.1ProvideDCcompletedDirectorsandOfficersquestionnaireswhichwillincludebackgroundchecksofkeyemployees,officers,directorsandaffiliatesoftheCompanyandanyadditionalreasonablediligenceinformationpertainingtotheCompanyincludingbutnotlimitedtoitslegalstructure,capitalstructure,historicalfinancialinformation,liabilities,governmentandbusinessapprovalsasrequiredbylaw,andregulatoryauthorities;5.2ProvideDCallinformationreasonablyrequestedbyDCandtheInvestorspurchasingtheSecuritiesinconnectionwiththeOfferings;5.3ProvideDCcopiesofallmarketingandothermaterialstobeusedinconnectionwiththeOffering,whichshallbesubjecttoapprovalbytheCompany'scounselaswellasDCanditscounsel;5.4ProvideDCwiththematerialsrequiredtobefiledwithFINRA;5.5ProvideDCandtheInvestorswithfinancialstatementsincludingfootnotesforinaccordancetowhatisrequiredforeachfiling;and5.6ProvideDCandtheInvestorssuchotherinformationanddocumentationasispreparedbytheCompanywithsuchtransactiondocuments,exhibitsandsupplementsasmayfromtimetotimeberequiredorappropriateinconnection

DonaldCapital,LLCApril28,2022EngagementAgreement 5withtheOffering(the"OfferingMaterials")andgiveDCtheopportunitytocommentontheOfferingMaterialsanddiscussthesamewiththeCompany.6.Fees6.1AscompensationforservicesrenderedinconnectionwiththeEngagement,CompanyshallpayDonaldCapital:(a)AdvisoryFees.TheCompanyshallpayDC,astheplacementagentfortheRegA+offering,anon-accountableandnon-refundableStrategicAdvisoryFeeof$50,000ofwhich$50,000shallbedueuponexecutionanddeliveryofthisAgreement,whichrequires60daysofworkatmost.TheAdvisoryFeesshallnotbeappliedtooffsetanyotherfeespayablehereunder.(b)PlacementFees.AttheclosingofeachandanysaleofEquitySecurities(EquitySecuritiesaredefinedasanySecuritieswhichmayconverttocommonorpreferredshares),theCompanyshall(a)payDCoritsdesignee(s)acashfeeequaltoeightpercent(8%)ofthegrossproceedsfromtheOfferingresultingfromEquitySecuritiessoldtoInvestorsintroducedtotheCompanybyDCandthreepercent(3%)ofthegrossproceedsfromthatportionofanOfferingresultingfromEquitySecur
itiessoldtoInvestorsnotintroducedtotheCompanybyDC,and(b)shallissuetoDCoritsdesignee(s)afive-yearwarranttopurchasethatnumberofSecuritiesequaltoeightpercent(8%)ofthenumberofEquitySecuritiessoldintheOfferingsplacedtoInvestorsintroducedtotheCompanybyDCplusthreepercent(3%)ofthenumberofEquitySecuritiessoldtoInvestorsnotintroducedtotheCompanybyDC,withsuchwarrantexercisableatthesamepriceatwhichsuchEquitySecuritiesweresoldintheOffering.AnysuchwarrantshallbeinaformprovidedbyDCandreasonablyacceptabletotheCompanyandshallincludeamongotherthings,anexercisepriceequaltothepriceperShareequaltothepriceoftheEquitySecuritiessoldintheOfferingandastandardandcashlessexerciseprovisions.AttheclosingofeachandanyDebttransaction,whichDCdoesnotintendtopursue(DebtisdefinedastheissuanceofSecuritiesorafinancingwhichdoesnotoffertheoptiontoconvertintocommonorpreferredshares)intheOfferingTBD.ThegrossproceedsfromeachOfferingmaywiththeCompany'sconsentbedepositedintoanescrowaccountwithabankthatiscompliantwithRule15c2-4oftheSecuritiesExchangeActof1934,asamended,andapprovedbyDC,andtheCompanyshalldirecttheescrowagenttopayDCitsfeesdirectlyfromtheescrowaccountateachclosingofanOfferingifsuchanaccountisused.(c)SaleorAcquisitionFee.If,duringtheEngagementPeriod(orthereafterasprovidedinSection10below),anySaleorAcquisition(eachasdefinedbelow)isconsummated,whichisintroducedtotheCompanybyDCthentheCompanyshallpaytoDCattheclosingofeachsuchtransactionacashfeeequaltothreepercent

DonaldCapital,LLCApril28,2022EngagementAgreement 6(3%)oftheaggregateConsideration(asdefinedbelow)paid(ortobepaiduponthesatisfactionofanycontingency)insuchtransaction.Asusedherein:i. "Sale"meansanytransactionorseriesorcombinationoftransactions,otherthanintheordinarycourseofbusiness,whereby,directlyorindirectly,controloforamaterialinterestintheCompany,anyofitssubsidiaries,oranyoftheirrespectivebusinesses,oramaterialamountofanyoftheirrespectiveassets,istransferredforconsideration,including,withoutlimitation,bymeansofasaleorexchangeofcapitalstockorassets,amergerorconsolidation,atenderorexchangeoffer,aleveragedbuy-out,aminorityinvestment,theformationofajointventureorpartnershiporanysimilartransaction.ii. "Acquisition"meansthepurchaseofallorsubstantiallyalloftheassetsorthecapitalstockofanotherentity,aswellasanyrecapitalizationofsuchotherentityoranyotherformofdispositionoracquisit
ionwhichresultsintheeffectiveacquisitionofsuchotherentitybytheCompanyoranyofitsaffiliates.iii. "Consideration"includesallcash,equitysecurities,debtsecurities,assumptionofindebtedness,anyotherformsofpaymentmadeorotherobligationsassumedorretired,directlyorindirectly,bytheCompanyoritsaffiliates(inthecaseofanAcquisition)orthebuyer(inthecaseofaSale),andanyotherformofconsiderationcomprisingpartofthepurchasepricefortheCompanyoritsaffiliatesortheirrespectivebusiness(inthecaseofaSale)ortheentityorbusinessbeingacquired(inthecaseofanAcquisition).7.ExpensesandPaymentTermsTheCompanyshallpayallreasonablecostsandexpensesincurredbyDC,itsdirectors,offices,employeesandagents,incarryingoutitsdutiesandobligationspursuanttotheprovisionofthisAgreement,excludinginallcasesDC'sgeneralandadministrativeexpensesandcosts,butincludingandthecostsandexpensesidentifiedbelowunder"AccountableExpenses"separatelyincurredinconnectionwithaproposedorcompletedOffering;providedthattobereimbursableanycostandexpenseitemsinexc
essoftwohundredandfiftydollars($250.00)mustbeapprovedbytheCompanyinwritingpriortoDC'sincurrence.AccountableExpenses:TheCompanyagreestoreimburseDC,promptlywheninvoiced,forallofitsreasonableout-of-pocketexpensesinconnectionwiththeperformanceofitsserviceshereunder,regardlessofwhetheratransactionforwhichDCisentitledtocompensationoccurs,includingthefollowing:

DonaldCapital,LLCApril28,2022EngagementAgreement 7? Costofon-siteduediligencemeetings,ifapplicable(nottoexceed$5,000);? Officerbackgroundchecks(nottoexceed$5,000);? Corporatewebsitedevelopmentcosts,ifapplicable;? FINRAfeesincurredbyDCtoconductanOffering,includingapplicableBlueSkyfees;? Registrationorqualification(orexemptiontherefrom)requiredtoofferandselltheSecuritiesundertheBlueSkylawsofanyapplicablejurisdictionsinwhichtheCompanydesirestoofferandselltheSecurities(nottoexceed$25,000);? DC'slegalcounselfees(nottoexceed$5,000intheaggregate);? Roadshow,travel,platformon-boardingfees,andotherreasonableexpenses($5,000-$10,000percityifphysicalpresenceneeded);? PrintingandpublicationcostsofCompanyannualreports,quarterlyreports,and/orothershareholdercommunicationcollateralmaterial,whichisnotsuppliedbytheCompany(nottoexceed$10,000);andTheaboveoutofpocketreimbursableexpensesshallnotexceed$9,000intheaggregate.8.NotificationforFinancingDuringtheEngagementPeriod,theCompanyagreesthatitwillnotundertakeorconsummateanyOfferingotherthanExcludedOfferings,withoutfirstprovidingtoDCadvancewrittennotificationofsuchOffering.TheCompanyshallnotundertakeanyOfferinginviolationoftheexclusivityprovisionsofthisAgreement.9.TerminationThisAgreementmaybeterminatedbyDCortheCompanyifeitherpartyisinmaterialbreachofthisAgreementandfailstocuresuchbreachwithin30daysafteritreceiveswrittennoticeofsuchbreachtotheextentthebreachiscurable.IntheeventofTerminationDCshallretainallaccruedfeesandretainallrightsoutlinedinthisAgreement.10.TailPeriodIf,duringthetwelve(12)monthperiodaftertheexpirationorterminationofthisAgreement,theCompany
consummatesanyOffering,SaleorAcquisitionwithanypartybutexcludinganyPreviouslyContactedEntity,(i)introducedtothe

DonaldCapital,LLCApril28,2022EngagementAgreement 8CompanybyDCduringtheEngagementPeriod,orwithwhomdiscussionsconcerningtheCompanytookplace,or(ii)introducedtotheCompanybyapartyoriginallyintroducedtotheCompanybyDCduringtheEngagementPeriod,thenineachsuchcasetheCompanyshallpayDCthefullconsiderationtowhichDCwouldhavebeenentitledtohereunderhadthisAgreementnotexpiredorbeenterminated.Withinfourteen(14)daysoftheterminationoftheEngagementPeriod,thepartiesagreethateachwillprovidetheotherwithalistofanypartycontactedbyDCrelatingtotheOfferingsduringtheEngagementPeriod.11.UseofDCInformationTheCompanyacknowledgesthatallopinionsandadvice(writtenororal)givenbyDCtotheCompanyinconnectionwithDC'sengagementareintendedsolelyforthebenefitanduseoftheCompanyinconsideringthetransactiontowhichtheyrelate,andtheCompanyagreesthatnosuchopinionoradviceshallbeusedforanyotherpurposeorreproducedordisseminatedanytime,foranypurpose,normaytheCompanyuseDC'snameinanyannualreportsoranyotherreportsorreleasesoftheCompanywithoutDC'spriorwrittenconsent.Subjecttocompliancewithapplicablesecuritieslaws,DCwillpublicizeitsengagementwiththeCompanyandtheFinancingonitswebsitewhichwillincludeabusinessdescriptionoftheCompanyanduseoftheCompany'slogo.12.AccurateInformationProvidedbytheCompany;RepresentationsandWarranties12.1TheCompanyacknowledgesthatinperformingitsservicesunderthisAgreement,DCwillrelyuponthedata,materialandotherinformationsuppliedbytheCompanytoDCwithoutDCindependentlyverifyingtheaccuracy,completenessorveracityofsuchinformationandtheCompanyagreestoprovidetruthfulandaccurateinformationtoDCandtheInvestors.12.2TheOfferingMaterialswillbeinaformcustomaryfortransactionsofthenatureoftheapplicableOfferingandacceptabletoDC,whoshallbeaffordedtheopportunitytoreviewandcommentontheOfferingMaterials.TheCompanyrepresentsandwarrantsthattheOfferingMaterials:(i)willbepreparedbythemanagementoftheCompanyinconsultationwithitslegalcounselandreviewedandapprovedbyitsBoardofDirectorsandlegalcounsel;and(ii)willnotcontainanymaterialuntruestatementofamaterialfactoromittostateamaterialfactrequiredtobestatedornecessarytomakethestatementsthereinorstatementspreviouslymadenotmisleading.Th
eCompanywilladviseDCimmediatelyoftheoccurrenceofanyeventoranyotherchangeknowntotheCompanywhichresultsintheOfferingMaterialscontaininganuntruestatementofamaterialfactoromittingtostateamaterialfactrequiredtobestatedthereinornecessarytomakethestatementsthereinorpreviouslymade,inlightofthecircumstancesunderwhichtheyweremade,notmisleading.

DonaldCapital,LLCApril28,2022EngagementAgreement 912.3TheCompanyrecognizesandconfirmsthatDCisauthorizedastheCompany'sexclusiveplacementagenttotransmittoanyprospectiveInvestoracopyorcopiesoftheOfferingMaterialsandanyotherdocumentationsuppliedtoDCfortransmissiontoanyprospectiveInvestorbyoronbehalfoftheCompanyorbyanyoftheCompany'sofficers,representativesoragents,inconnectionwiththeperformanceofDCofitsserviceshereunder.DCretainstherighttocontinuetoperformduediligenceduringtheEngagementPeriod.12.4TheCompanyagreesthatitwillenterintoasecuritiespurchaseagreement,subscriptionagreement,registrationrightsorothercustomaryagreementswithInvestorsinconnectionwiththeOfferings,allofwhichwillbeinformandsubstancereasonablyacceptableto,andaddressedto,theInvestors.12.5TheCompanyfurtheragreesthatDCmayrelyupon,andshallbeathirdpartybeneficiaryof,therepresentationsandwarrantiesandapplicablecovenantsandagreements(includingwithrespecttoregistrationrightsfortheSecuritiesunderlyingthewarrantsbeinggrantedtoDChereunder
)madetotheInvestorsinconnectionwiththeOfferings.13.IndependentContractorDCshallperformitsserviceshereunderasanindependentcontractorandnotasanemployeeoftheCompanyoranaffiliatethereof.ItisunderstoodandagreedtobythepartiesheretothatDCshallhavenoauthoritytoactfor,representorbindtheCompanyoranyaffiliatethereofinanymanner.14.Indemnification;ConfidentialityTheCompanyagreestoindemnifyDCanditscontrollingpersons,representatives,andagentsinaccordancewiththeindemnificationprovisionssetforthinAppendixIhereto,andthepartiesagreetotheconfidentialityprovisionsofAppendixIIhereto,allofwhichareincorporatedhereinbyreference.TheseprovisionswillapplyregardlessofwhetheranyOfferingisconsummated.15.LimitationonLiabilityNotwithstandinganyprovisionofthisAgreementtothecontrary,theCompanyagreesthatneitherDCnoritsaffiliates,andtherespectiveofficers,directors,employees,agents,andrepresentativesofDC,itsaffiliatesandeachotherperson,ifany,controllingDCoranyofitsaffiliates,shallhaveanyliab
ility(whetherdirectorindirect,incontractortortorotherwise)totheCompanyfororinconnectionwiththeengagementandtransactiondescribedhereininanamountexcessoftheactualfeespaidtoDChereunder.16.AnnouncementofOfferings

DonaldCapital,LLCApril28,2022EngagementAgreement 10IfanyoftheOfferingsareconsummated,DCmay,atitsownexpense,placeacustomaryannouncementonitswebsite,affiliatedwebsitesorinperiodicalsasDCmaydesireannouncingtheclosingoftheOfferings,thenameoftheCompany,thesecuritiesissuedandthegrossproceedsoftheOfferingssubjecttotheCompany'sreview.Thepartiesagreethatanysuchannouncementwillbesubjecttocompliancewithsecuritiesregulations.17.RightofFirstRefusalandOtherEngagementsIf,duringtheTailPeriod,theCompanyelectstopursueasubsequentOfferingoranM&ADeal(definedhereinasthesaleorothertransfer,directlyorindirectlyandwhetherinoneoraseriesoftransactions,ofallorsubstantiallyalloftheassetsorsecuritiesoftheCompanyoroneitssubsidiariestoacounterparty,oranymerger,consolidation,reorganization,recapitalization,businesscombinationoranyotherextraordinarycorporatetransactioninvolvingachangeincontroloftheCompanyoroneofitssubsidiariestoacounterparty,regardlessoftheformorstructureofth
etransaction),DCwillhavethefirstrightofrefusaltoserveastheexclusivefinancialadvisorforsaidOfferingorM&ADeal;provided,however,thattermsofanysuchsubsequentengagementshallbesubjecttothemutualagreementofthepartiesheretoandtheCompanyshallnotbeobligatedtouseDCoranyotherfinancialadvisorinconnectionwithsuchTransactionorM&ADeal.18.GoverninglawThisAgreementshallatalltimesbegovernedby,construed,interpretedandenforcedinaccordancewiththelawsoftheStateofNewYork,USA.TheCompanyandDCagreethatanydisputeconcerningthisAgreementshallberesolvedexclusivelythroughbindingarbitrationbeforeFINRApursuanttoitsarbitrationrules.ArbitrationwillbevenuedinNewYork,NewYork(the"AgreedForum").EachoftheCompanyandDCagreethattheAgreedForumisnotan"inconvenientforum"forproceedingshereunder,andeachherebyagreetothepersonaljurisdictionoftheAgreedForumandthatserviceofprocessbymailtotheaddressforsuchpartyassetforthinthisletter(orsuchotheraddressasapartyheretoshallnotifytheotherinwriting)constitutefullandvalidserviceforsuchproceedings.19.FailuretoPaySubjecttothelimitationssetforthinthisAgreement,theCompanyshallbeobligatedtopaytoDCallexpensesofeverykindandnatureincurredintheenforcementofthisAgreementoranyofitsrightshereunder,includingbutnotlimitedto,reasonableattorneys'fees,andherebyagreestopaytoDCondemandtheamountofanyandallsuchexpenses.20.NotificationAnynoticeorcommunicationpermittedorrequiredhereundershallbeinwritingandshallbedeemedsufficientlygivenif(a)hand-delivered,(b)sentpostage

DonaldCapital,LLCApril28,2022EngagementAgreement 11prepaidbyregisteredmail,returnreceiptrequested,or(c)sentbyfacsimileoremail(withconfirmationoftransmission),totherespectivepartiesattheiraddressesfirstsetforthabove,ortosuchotheraddressaseitherpartymaynotifytheotherinwriting.21.AssignmentThisAgreementshallbebindinguponandinuretothebenefitofeachofthepartiesheretoandtheirrespectivesuccessorsandpermittedassigns.NeitherpartymayassignthisAgreementnoritsrightsorobligationshereunderwithouttheotherparty'spriorwrittenconsent;providedthatDCshallhavetherighttoassignthisAgreementanditsrightsandobligationshereunderwithouttheneedtoobtaintheconsentoftheCompanyintheeventofanybusinesscombinationorsaleofallorsubstantiallyalloftheassetsofDC.22.MiscellaneousThisAgreementmaybeexecutedinanynumberofcounterparts,eachofwhomtogethershallconstituteoneandthesameoriginaldocument.NoprovisionofthisAgreementmaybeamended,modifiedorwaived,exceptinawritingsigned
byallofthepartieshereto.Therepresentations,warrantiesandcovenantssetforthhereinshallsurviveexpirationorterminationofthisAgreement.Wheneverpossible,eachprovisionofthisAgreementwillbeinterpretedinsuchmannerastobeeffectiveandvalidunderapplicablelaw.IntheeventthatanyprovisionofthisAgreementshallbeheldtobevoidorunen
forceable,theremainingprovisionsofthisAgreementshallcontinueinfullforceandeffect.ThisAgreementcontainstheentireagreementbetweentheCompanyandDCconcerningthesubjectmatterhereofandsupersedesanypriorunderstandingoragreementwithrespectthereto.Nobroadgeneralsolicitationorgeneraladvertising(asthosetermsareusedinRegulationD)inanyformwillbeusedbytheCompanyorDCinconnectionwiththeOffering.TheOfferingwillbeofferedsolelyviatheOfferingDocumentstoaccreditedinvestors.VeryTrulyYours,DonaldCapital,LLCBy:__________________________________AlexP.HamiltonPresidentDate__________________________11/18/2022

DonaldCapital,LLCApril28,2022EngagementAgreement 12Agreedtoandacceptedasoftheabovedate.4BiddenKnowledge,Inc.By:____________________________Mr.BillyCarsonCEO

DonaldCapital,LLCApril28,2022EngagementAgreement 13APPENDIXIINDEMNIFICATIONANDCONTRIBUTIONCapitalizedtermsusedinthisAppendixshallhavethemeaningsascribedtosuchtermsintheAgreementtowhichthisAppendixisattached.TheCompanyagreestoindemnifyandholdharmlessDCanditsrespectiveaffiliates(asdefinedinRule405undertheSecuritiesActof1933,asamended)andtheirrespectivedirectors,officers,employees,agentsandcontrollingpersons(DCandeachsuchpersonbeingan("IndemnifiedParty")fromandagainstalllosses,claims,damagesandliabilities(oractions,includingshareholderactions,inrespectthereof),jointorseveral,towhichsuchIndemnifiedPartymaybecomesubjectunderanyapplicablefederalorstatelaw,orotherwise,whicharerelatedtoorresultfromtheperformancebyDCoftheservicescontemplatedbyortheengagementofDCpursuantto,thisAgreementandwillpromptlyreimburseanyIndemnifiedPartyondemandforallreasonableexpenses(includingreasonablecounselfeesandexpenses)astheyareincurredinconnectionwiththeinvestigationof,preparationforordefensearisingfromanyt
hreatenedorpendingclaim,whetherornotsuchclaim,actionorproceedingisinitiatedorbroughtbytheCompany.TheCompanywillnotbeliabletoanyIndemnifiedPartyundertheforegoingindemnificationandreimbursementprovisions,(i)foranysettlementbyanIndemnifiedPartyeffectedwithouttheCompany'spriorwrittenconsent(nottobeunreasonablywithheld);or(ii)totheextentthatanyloss,claim,damageorliabilityisfoundinafinal,non-appealablejudgmentbyacourtofcompetentjurisdictiontohaveresultedprimarilyfromDC'swillfulmisconductorgrossnegligence.TheCompanyalsoagreesthatnoIndemnifiedPartyshallhaveanyliability(whetherdirectorindirect,incontractortortorotherwise)totheCompanyoritssecurityholdersorcreditorsrelatedtoorarisingoutoftheengagementofDCpursuantto,ortheperformancebyDCoftheservicescontemplatedby,thisAgreementexcepttotheextentthatanyloss,claim,damageorliabilityisfoundinafinal,non-appealablejudgmentbyacourtofcompetentjurisdictiontohaveresultedprimarilyfromDC'swillfulmisconductorgrossnegligence.PromptlyafterreceiptbyanIndemnifiedPartyofnoticeofanyintentionorthreattocommenceanaction,suitorproceedingornoticeofthecommencementofanyaction,suitorproceeding,suchIndemnifiedPartywill,ifaclaiminrespectthereofistobemadeagainsttheIndemnifiedPartypursuanthereto,promptlynotifytheCompanyinwritingofthesame.IncaseanysuchactionisbroughtagainstanyIndemnifiedPartyandsuchIndemnifiedPartynotifiestheCompanyofthecommencementthereof,theCompanymayelecttoassumethedefensethereof,withcounselreasonablysatisfactorytosuchIndemnifiedParty,andanIndemnifiedPartymayemploycounseltoparticipateinthedefenseofanysuchactionprovided,thattheemploymentofsuchcounselshallbeattheIndemnifiedParty'sownexpense,unless(i)theemploymentofsuchcounselhasbeenauthorizedinwriting

DonaldCapital,LLCApril28,2022EngagementAgreement 14bytheCompany,(ii)theIndemnifiedPartyhasreasonablyconcluded(baseduponadviceofcounseltotheIndemnifiedParty)thattheremaybelegaldefensesavailabletoitorotherIndemnifiedPartiesthataredifferentfromorinadditiontothoseavailabletotheCompany,orthataconflictorpotentialconflictexists(baseduponadviceofcounseltotheIndemnifiedParty)betweentheIndemnifiedPartyandtheCompanythatmakesitimpossibleorinadvisableforcounseltotheIndemnifyingPartytoconductthedefenseofboththeCompanyandtheIndemnifiedParty(inwhichcasetheCompanywillnothavetherighttodirectthedefenseofsuchactiononbehalfoftheIndemnifiedParty),or(iii)theCompanyhasnotinfactemployedcounselreasonablysatisfactorytotheIndemnifiedPartytoassumethedefenseofsuchactionwithinareasonabletimeafterreceivingnoticeoftheaction,suitorproceeding,ineachofwhichcasesthereasonablefees,disbursementsandotherchargesofsuchcounselwillbeattheexpenseoftheCompany;provided,further,thatinnoeventshalltheCompanyberequiredtopayfeesandexpensesf
ormorethanonefirmofattorneysrepresentingIndemnifiedPartiesunlessthedefenseofoneIndemnifiedPartyisuniquefromthatofanotherIndemnifiedPartysubjecttothesameclaimoraction.AnyfailureordelaybyanIndemnifiedPartytogivethenoticereferredtointhisparagraphshallnotaffectsuchIndemnifiedParty'srighttobeindemnifiedhereunder,excepttotheextentthatsuchfailureordelaycausesactualharmtotheCompany,orprejudicesitsabilitytodefendsuchaction,suitorproceedingonbehalfofsuchIndemnifiedParty.IftheindemnificationprovidedforinthisAgreementisforanyreasonheldunenforceablebyanIndemnifiedParty,theCompanyagreestocontributetothelosses,claims,damagesandliabilitiesforwhichsuchindemnificationisheldunenforceable(i)insuchproportionasisappropriatetoreflecttherelativebenefitstotheCompany,ontheonehand,andDContheotherhand,oftheOfferingascontemplatedwhetherornottheOfferingisconsummatedor,(ii)if(butonlyif)theallocationprovidedforinclause(i)isforanyreasonunenforceable,insuchproportionasisappropriatetoreflectnotonlytherelativebenefitsreferredtoinclause(i)butalsotherelativefaultoftheCompany,ontheonehandandDC,ontheotherhand,aswellasanyotherrelevantequitableconsiderations.TheCompanyagreesthatforthepurposesofthisparagraphtherelativebenefitstotheCompanyandDCoftheOfferin
gascontemplatedshallbedeemedtobeinthesameproportionthatthetotalvaluereceivedorcontemplatedtobereceivedbytheCompanyoritsshareholders,asthecasemaybe,asaresultoforinconnectionwiththeOfferingbeartothefeespaidortobepaidtoDCunderthisAgreement.Notwithstandingtheforegoing,theCompanyexpresslyagreesthatDCshallnotberequiredtocontributeanyamountinexcessoftheamountbywhichfeespaidtoDChereunder(excludingreimbursableexpenses),exceedstheamountofanydamageswhichDChasotherwisebeenrequiredtopay.TheCompanyagreesthatwithoutthepriorwrittenconsentofDC,whichshallnotbeunreasonablywithheld,itwillnotsettle,compromiseorconsenttotheentryofanyjudgmentinanypendingorthreatenedclaim,actionorproceedinginrespectofwhichindemnificationcouldbesoughtundertheindemnification

DonaldCapital,LLCApril28,2022EngagementAgreement 15provisionsofthisAgreement(inwhichDCoranyotherIndemnifiedPartyisanactualorpotentialpartytosuchclaim,actionorproceeding),unlesssuchsettlement,compromiseorconsentincludesanunconditionalreleaseofeachIndemnifiedPartyfromallliabilityarisingoutofsuchclaim,actionorproceeding.IntheeventthatanIndemnifiedPartyisrequestedorrequiredtoappearasawitnessinanyactionbroughtbyoronbehalfoforagainsttheCompanyinwhichsuchIndemnifiedPartyisnotnamedasadefendant,theCompanyagreestopromptlyreimburseDConamonthlybasisforallexpensesincurredbyitinconnectionwithsuchIndemnifiedParty'sappearingandpreparingtoappearassuchawitness,including,withoutlimitation,thereasonablefeesanddisbursementsofitslegalcounsel.Ifmultipleclaimsarebroughtwithrespecttoatleastoneofwhichindemnificationispermittedunderapplicablelawandprovi
dedforunderthisAgreement,theCompanyagreesthatanyjudgmentorarbitrationawardshallbeconclusivelydeemedtobebasedonclaimsastowhichindem
nificationispermittedandprovidedfor,excepttotheextentthejudgmentorarbitrateawardexpresslystatesthatit,oranyportionthereof,isbasedsolelyonaclaimastowhichindemnificationisnotavailable.APPENDIXIIINFORMATIONTOBESUPPLIED;CONFIDENTIALITYCapitalizedtermsusedinthisAppendixshallhavethemeaningsascribedtosuchtermsintheAgreementtowhichthisAppendixisattached.InconnectionwiththeactivitiesofDConbehalfoftheCompanyassetforthintheengagementagreementtowhichthisAppendixisattached(the"Agreement"),theCompanywillfurnishDCwithallfinancialandotherinformationregardingtheCompanythatDCandtheCompanyreasonablybelievesappropriatetoitsengagement(allsuchinformationsofurnishedbytheCompany,whetherfurnishedbeforeorafterthedateofthisAgreement,beingreferredto,collectivelywiththePlacementMaterials,asthe"ConfidentialInformation").TheCompanywillprovideDCwithaccesstotheofficers,directors,employees,independentaccountants,legalcounsel,andotheradvisorsandconsultantsoftheCompany.TheCompanyrecognizesandagreesthatDC(i)willuseandrelyprimarilyontheConfidentialInformationandinformationavailablefromgenerallyrecognizedpublicsourcesinperformingtheservicescontemplatedbythisAgreementwithoutindependentlyverifyingtheConfidentialInformationorsuchotherinformation,(ii)doesnotassumeresponsibilityfortheaccuracyorcompletenessoftheConfidentialInformationorsuchotherinformation,and(iii)willnotmakeanappraisalofanyassetsorliabilitiesownedorcontrolledbytheCompanyoritsmarketcompetitors.

DonaldCapital,LLCApril28,2022EngagementAgreement 16DCwillmaintaintheconfidentialityoftheConfidentialInformationduringtheTermofthisAgreementandfollowingtheterminationorexpirationoftheTermand,unlessanduntilsuchinformationshallhavebeenmadepubliclyavailablebytheCompanyorbyotherswithoutbreachofaconfidentialityagreement,shalldisclosetheInformationonlytoitsofficers,employees,legalcounsel,andauthorizedrepresentatives,asauthorizedbytheCompanyorasrequiredbylaworbyorderofagovernmentalauthorityorcourtofcompetentjurisdiction.IntheeventthatDCislegallyrequiredtomakedisclosureofanyoftheConfidentialInformation,DCwill:(i)givepromptnoticetotheCompanypriortosuchdisclosure,totheextentthatDCcanpracticallydoso,(ii)reasonablyassisttheCompanyattheCompany'scostinseekingaprotectiveorderorotherrelieffromthedisclosureoftheConfidentialInformationand(iii)ifcompelledtodiscloseConfidentialInformation,limitsuchdisclosuretoonlythosematterswhichitiscompelledtodisclose.Notwiths
tandingtheforegoing,theCompanyunderstandsandacknowledgesthatDCutilizesatechnologyplatformtoselltheCompany'sSecuritiestoInvestorsandthatDCwillmakeduediligencedocumentsconstitutingapartoftheConfidentialInformationavailabletoInvestors.SolongasDCidentifiestotheCompanywhichportionoftheConfidentialInformationwillbemadepublictotheInvestorsbeforedisclosingsuchportionoftheConfidentialInformationtotheInvestorsandgivestheCompanyareasonableopportunitytoobjecttosuchdisclosure,DCwillnotbeinbreachofitsconfidentialityobligationshereunder.DCwillnotdiscloseanyConfidentialInformationpubliclythroughitstechnologyplatformthattheCompanydoesnotdesiretomakepublic.Theterm"ConfidentialInformation"doesnotincludeinformationwhich(i)isorbecomesgenerallyavailabletothepublicotherthanasaresultofanunauthorizeddisclosurethereofbyDCoranyInvestor;(ii)wasavailableonanon-confidentialbasispriortoitsdisclosure;or(iii)becomesavailableonanon-confidentialbasisfromathirdpartysourcewhoisnotknowntobeunderaconfidentialityobligation.Notwithstandingtheforegoing,DC,asaFINRAMemberFirm,shallbepermittedtoretainonecopyofanyConfidentialInformationprovidedhereundertotheextentrequiredbyitscomplianceproceduresandmaydisclosesuchConfidentialInformationtorepresentativesofFINRAortheSEC,totheextentrequiredbyapplicablerulesandregulationsofsuchregulatorybodies,withoutpriornoticetotheCompany.NothinginthisAgreementshallbeconstruedtolimittheabilityofDCoritsrespectiveaffiliatestopursue,investigate,analyze,investin,orengageininvestmentbanking,financialadvisoryoranyotherbusinessrelationshipwithentitiesotherthantheCompany,notwithstandingthatsuchentitiesma
ybeengagedinabusinesswhichissimilartoorcompetitivewiththebusinessoftheCompany,andnotwithstandingthatsuchentitiesmayhaveactualorpotentialoperations,products,services,plans,ideas,customersorsuppliessimilaroridenticaltotheCompany's,ormayhavebeenidentifiedbytheCompanyaspotentialmergeror

DonaldCapital,LLCApril28,2022EngagementAgreement 17acquisitiontargetsorpotentialcandidatesforsomeotherbusinesscombination,cooperationorrelationship.TheCompanyexpresslyacknowledgesandagreesthatitdoesnotclaimanyproprietaryinterestintheidentityofanyotherentityinitsindustryorotherwise,andthattheidentityofanysuchentityisnotConfidentialInformationforpurposeshereof.Exhibit1MethodofPayment:CityNationalBankDonaldCapital,LLCAcct#730007876Routing:026013958Swift:CINAUS6LCityNationalBank450West33rdSt.NewYork,NY10001Phone:(917)421-1730Manager:AshBariaExhibit2PreviouslyContactedEntities(carvedout):N/AAddendumtoAdvisory,ConsultancyandInvestmentBankingAgreementTheundersignedpartiestoanAdvisory,ConsultancyandInvestmentBankingAgreementdateApril28,2022byandbetweenDonaldCapital("DC")and4BiddenKnowledge(the"Company")foraTierII,SeventyFiveMillion($75,000,000)RegA+offering,herbymutuallyagreetoamendsaidagreementasfollows:? TheCompanyshallpayDC,stillowed$25,000aspartoftheoriginalplacementagentfortheRegA+offeringanon-accountableandnon-refundableStrategicAdvisoryFee.? ExtendengagementonanexclusivebasisuntilDecember31,2023? Cashplacementfeesarenowequaltosixpercent(6%)ofthegrossproceedsofmoneyraisedintheofferingandsixpercent(6%)ofthegrossproceedsraisedintheformofstock(non-restricted)atprevailingmarketpriceissuedtoinvestors.DonaldCapital,LLC

DonaldCapital,LLCApril28,2022EngagementAgreement 18By:__________________________________AlexP.HamiltonPresidentDate__________________________Agreedtoandacceptedasoftheabovedate.4BiddenKnowledge,Inc.By:____________________________Mr.BillyCarsonFounder,ExecutiveChairmanandCEO11/18/2022